UNITED STATES
SECURITIES AND EXCHANGE COMMISSION

Washington, D.C.  20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported):  October 20, 2004

Lone Star Technologies, Inc.

(Exact name of registrant as specified in its charter)

Delaware	1-12881	75-2085454
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

15660 North Dallas Parkway
Suite 500
Dallas, Texas  75248
(Address, including zip code, of principal executive offices)

Registrant’s telephone number, including area code:  (972) 770-6401

Not applicable

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐            Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐            Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐            Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐            Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

ITEM 7.01.  REGULATION FD DISCLOSURE.

Certain officers of Lone Star Technologies, Inc. plan to present the following materials, in the form of a slide show presentation, printed brochure and/or Internet webcast to investors in various presentations commencing October 20, 2004.

Slide 1

“Lone Star Technologies, Inc. Investor Presentation 2004”

Graphic representation of various tubular products.

Slide 2

Risk Factors

This presentation contains forward-looking statements based on assumptions that are subject to a wide range of business risks.  There is no assurance that the estimates and expectations in this presentation will be realized.  Important factors that could cause actual results to differ materially from the forward-looking statements are described in the periodic filings of Lone Star Technologies, Inc. with the Securities and Exchange Commission, including its Annual Report on Form 10-K for the year ended December 31, 2003.  Lone Star Technologies, Inc. does not undertake any obligation to update or revise its forward-looking statements, whether as a result of new information, future events or otherwise.

Graphic representation of Lone Star Technologies, Inc. star logo.

Slide 3

Company Representatives

Rhys J. Best, Chairman and Chief Executive Officer

Charles J. Keszler, Vice President and Chief Financial Officer

Graphic representation of Lone Star Technologies, Inc. star logo.

Slide 4

Investment Considerations

•                                          Leading market positions in core products

•                                          Strategic alliances provide production flexibility

•                                          Focused cost management

•                                          Strong balance sheet

•                                          Disciplined corporate development program

Graphic representation of various tubular products situated behind Lone Star Technologies, Inc. star logo.

Slide 5

Company Overview

Lone Star’s products serve the expanding oilfield exploration and production markets and the industrial markets.

Lone Star Technologies

Oilfield Products
Leading marketer, and manufacturer and provider of custom finishing for casing, tubing, line pipe, and couplings used in oil and gas exploration, production and transmission.

Specialty Tubing
Leading manufacturer of specialty tubing products for the industrial, automotive and power generation industries.

Flat Rolled/Other
Flat rolled and other industrial tubular products.

Graphic representation of various tubular products situated behind Lone Star Technologies, Inc. star logo.

Slide 6

Lone Star Revenues by Segment

Graphic of a pie chart depicting the following amounts for the following segments: 1) Oilfield Products – 70%; 2) Specialty Tubing Products – 20%; and 3) Flat Rolled/Other – 10%.

Graphic representation of various tubular products situated behind Lone Star Technologies, Inc. star logo.

Slide 7

Oilfield Products - 70% of Revenues

OCTG (80 - 85% of Oilfield Products)

Casing – used as a retainer wall for oil and gas wells

Production Tubing – transports oil and gas from wells to the surface

Couplings – connections used to join individual sections of casing and tubing together

Custom Finishing –premium threading, heat treating, upsetting, storage & inspection

LINE PIPE (15 - 20% of Oilfield Products)

Used in the gathering and transmission of oil and natural gas from the wellhead to larger transmission lines and refineries.

Graphic of a pie chart depicting the following amounts for the following segments: 1) OCTG – 80-85% and 2) Line Pipe – 15-20%.

Graphic representations of casing and other various tubular products situated below Lone Star Technologies, Inc. star logo.

Slide 8

Oilfield Products – 70% Premium OCTG Revenues

•                                          Critical well applications

•                                          Global acceptance

•                                          Superior performance

•                                          Complete OCTG finishing

Graphic of a pie chart depicting the following amounts for the following segments: 1) 65% Premium and 2) 35% Other.

Graphic representation of line pipe situated below Lone Star Technologies, Inc. star logo.

Slide 9

Specialty Tubing – 20% of Total Revenues

Precision Mechanical Tubing – 75% of Specialty Tubing

•                                          High value-added, custom made tubulars used in industrial, fluid power and automotive applications

Heat Recovery Tubular Products – 25% of Specialty Tubing

•                                          Largest manufacturer of heat recovery tubulars used in fuel economizers, refineries and combined-cycle electrical power generation

Graphic representation of products in which precision mechanical tubulars are used as component parts.

Graphic representations of a hydraulic cylinder and X-ID Heat Recovery Tubing situated below Lone Star Technologies, Inc. star logo.

Slide 10

Flat Rolled/Other –10% Revenues

•                                          Regional sales to maximize product efficiencies

•                                          Provide material to alliance mills

•                                          Enhance procurement capabilities

Graphic representation depicts flat rolled steel.

Graphic representation of Lone Star Technologies, Inc. star logo.

Slide 11

Oilfield Products – Customer based solutions

Lone Star provides one of the broadest offerings of casing, tubing, couplings, line pipe and OCTG finishing in the world.  Significant users include: Anadarko, Devon, XTO, BP, Burlington Resources, and Exxon Mobil.

Graphic representation of onshore drilling rig and offshore shallow water and deep water drilling platforms.

Graphic representation of couplings situated below Lone Star Technologies, Inc. star logo.

Slide 12

Customer Solutions Strategy

Lone Star is designed to provide complete solutions for customers; meeting every aspect of the purchase – from initial well design with Lone Star’s string design software to delivery of a product ready to run in the well.

Graphic illustration of stretch reduction.

Graphic representation of Lone Star Technologies, Inc. star logo.

Slide 13

Broad Oilfield Tubular Size Range

Our mills produce OCTG and Line Pipe in a broad size range, 16” to 1/2” OD

Graphic representation of a cylinder with the label “Lone Star Mills.”

Graphic representation of various tubular products situated below Lone Star Technologies, Inc. star logo.

Slide 14

Expanded Product Offering through Alliance Mills

Alliance mills further expand our product offering (2 3/8” to 60” OD) to support customer supply chain requirements, balance production, lower capital risk and increase profits.

Graphic representation of a two-level cylinder.  The first level is labeled “Lone Star Mills” and the second level is labeled “Alliance Mills.”

Graphic representations of various tubular products and line pipe situated below Lone Star Technologies, Inc. star logo.

Slide 15

New Value-Added OCTG Services

Star Energy Group provides the broadest range (1” to 20” OD) of OCTG finishing, production tubing and couplings, inspection and storage services in the marketplace today.

Graphic representation of a three-level cylinder.  The first level is labeled “Lone Star Mills,” the second level is labeled “Alliance Mills” and the third level is labeled “Star Energy Group.”

Graphic representations of various tubular products, line pipe and couplings situated below Lone Star Technologies, Inc. star logo.

Slide 16

Star Energy Group

Comprehensive, value-added solutions for global manufacturers, distributors and end users with:

•                                          Full range OCTG finishing, inspection and logistics

•                                          Thermal treated production tubing

•                                          Full range of coupling products

•                                          Flexibility for small quantity processing

•                                          Established premium thread capabilities

Graphic representation of Star Energy Group logo.

Graphic representation of couplings situated below Lone Star Technologies, Inc. star logo.

Slide 17

Deeper Wells Increase Demand

Well depth increases OCTG use and premium product requirements

Graphic illustrating the amount of tubular consumption as a function of well depth.  The graph shows the following three wells:

•                                          An oil well drilled to a depth of 5000 feet, which consumes a total of 10,800 feet of tubing having a total weight of 50 tons.

•                                          A gas well drilled to a depth of 10,000 feet, which consumes a total of 29,000 feet of tubing having a total weight of 600 tons.

•                                          A gas well drilled to a depth of 15,000 feet, which consumes 57,000 feet of tubing having a total weight of 1,100 tons.

Graphic representation of an offshore drilling platform situated below Lone Star Technologies, Inc. star logo.

Slide 18

Expandable Casing – We Made it Practical

•                                          The leading supplier of expandable casing – Ability to drill deeper at lower costs – Well repair savings for customers – Proven successful with 200+ applications

Graphic illustrating the amount of tubular consumption as a function of well depth.  The graph shows the following two wells:

•                                          A deepwater well drilled to a depth of 15,000 feet, which consumes a total of 50,000 feet of tubing having a total weight of 1,000 tons.

•                                          A monobore well drilled to a depth of 15,000 feet, which consumes a total of 42,000 feet of tubing having a total weight of 550 tons.

Graphic “cut-away” representation of expandable casing situated below Lone Star Technologies, Inc. star logo.

Slide 19

Other High Margin Oilfield Products

Expandable Sand Screens – International and Gulf of Mexico Drilling

Couplings – Premium Expandable Tubulars

Perf Gun Barrels – Custom Precision Sizes

Drilling with Casing – Proprietary Threads and Couplings

Graphic representation of an exploding gun (an explosive device used down-hole to create intentional holes).

Graphic representation of couplings situated below Lone Star Technologies, Inc. star logo.

Slide 20

Oilfield Customers

Critical Applications

Marathon                                           Expandable casing run to over 13,000 feet.

Phillips                                                         First Gulf of Mexico subsalt development platform.

Conoco                                                      Deepest well drilled from a semi submersible.
Longest 7” casing string.
Longest, heaviest liner string.

ExxonMobil                                 Expandable casing run to over 22,200 feet.

Unocal                                                          Offshore well in deepest water, all LSS casing.

Amoco                                                         Longest 9 7/8” casing string.

BP                                                                                 First expandable liner hanger.

Shell Oil                                                    First ultra-deepwater expandable casing; water depth of 7,800 feet.
First MonoDiameter™ well.

Graphic representation of offshore drilling platform situated below Lone Star Technologies, Inc. star logo.

Slide 21

Financial Overview

Graphic representation of various tubular products labeled with the Star Energy Group, Lone Star Steel, Fintube, Wheeling, Bellville Tube and Delta logos.  A large star graphic is centered in front of the tubular products.

Slide 22

Historical Revenues

Demand Drivers

Oilfield Products

•                                          Expected oil and gas prices

•                                          Average rig counts

•                                          Drilling activity and well depth

Specialty Tubing Products

•                                          Industrial activity

•                                          Automotive demand

•                                          Power plant construction

Flat Rolled Steel

•                                          Material costs

•                                          Regional demand

Line graph reflecting the following revenues for the following years:

1998                                                                        $442 million

1999                                                                        $362 million

2000                                                                        $645 million

2001                                                                        $650 million

2002                                                                        $524 million

2003                                                                        $534 million

Graphic representation of various tubular products.

Slide 23

Historical Components of Cost of Goods Sold

Raw Materials (55%)

•                                          Flexibility from multiple sources

Labor (15%)

•                                          Flexible operating schedules

Energy (10%)

•                                          Combination of contracts, spot market purchases and in-house production

Other (20%)

•                                          Maximize plant level accountability

Pie chart reflecting the following percentages for the following items:

1)              Raw Materials – 55%;

2)              Labor – 15%;

3)              Energy – 10%; and

4)              Other – 20%.

Graphic representation of various tubular products.

Slide 24

Raw Materials Strategy

•                                          International and domestic steel procurement

•                                          Maximum procurement options for low cost steel

Graphic representation of steel slabs, flat rolled steel, pipe and molten steel labeled: 1) 55% Slabs, 2) 15% Coils, 3) 15% Pipe and 4) 15% Scrap.

Graphic representation of flat rolled steel situated below Lone Star Technologies, Inc. star logo.

Slide 25

Financial Performance

A table containing the following information:

	2000	2001	2002	2003		Through 9/30/04
	($in millions, except per share data)
Operating Data:
Revenues	$645.3	$650.2	$523.7		$534.1		698.2
Gross Profit	85.9	69.3	7.4		5.2		112.5
Net Income (Loss)	38.6	16.4	(69.2	)(2)	(68.2	)(4)	67.0
Diluted EPS	1.59	0.66 (1)	(2.52	)(2)	(2.40	)(4)	2.31
Operating Cash Flow	(8.6)	31.3	(12.4)		(40.6)		48.5
EBITDA	74.2	51.1	(36.9)		(27.7)		101.1
Margins:
Gross Profit	13.3%	10.7%	1.4%		1.0%		16.1%
EBITDA(3)	11.5%	7.9%	-7.0%		-5.2%		14.5%

(1)                                  Before special charges for early retirement of debt and write-off of expenses related to uncompleted acquisition.

(2)                                  Includes a one-time charge of $32.0 million, or $1.12 per diluted share for the 4th quarter and $1.16 per diluted share for the year ended 2002, as a result of a jury verdict against Lone Star related to an uncompleted acquisition.

(3)                                  Reconciliation of EBITDA to operating cash flows on Page 27 of this presentation.

(4)                                  Includes $18.7 million, or $0.66 per diluted share for goodwill impairment.

Graphic representation of couplings situated below Lone Star Technologies, Inc. star logo.

Slide 26

A table containing the following information:

Strong Balance Sheet

09/30/04
Cash	$70.5
Investments in Debt Securities	8.4
Total Assets	690.9

Total Debt (Due 2011)	150.0
Equity	318.9

Debt to Total Capitalization	32%

Graphic representation of casing situated below Lone Star Technologies, Inc. star logo.

Slide 27

EBITDA to Operating Cash Flow Reconciliation

	2000	2001	2002	2003	Through 9/30/2004
Operating cash flows:	$(8.6)	$31.3	$(12.4)	$(40.6)	$48.5
Add (deduct):
Non-cash charges for stock compensation	(0.7)	0.2	0.1	(1.1)	(1.1)
Gain (loss) on sale of property	—	—	0.1	(0.4)	(0.1)
Balance sheet changes	69.3	8.5	(35.2)	(0.7)	40.4
Interest expense, net	12.4	10.3	11.2	15.0	11.6
Income tax expense (benefit)	1.8	0.8	(0.7)	0.1	1.8
EBITDA(1)	$74.2	$51.1	$(36.9)	$(27.7)	$101.1

(1)                                  See page 28 regarding our use of EBITDA as a Non-GAAP liquidity measure.

Graphic representation of casing situated below Lone Star Technologies, Inc. star logo.

Slide 28

Use of Non-GAAP Financial Measures

With respect to the inclusion of EBITDA in this investor presentation, EBITDA is a measure of Lone Star’s liquidity that is not required by, or presented in accordance with, GAAP.  EBITDA should not be considered as an alternative to cash flow from operating activities as a measure of Lone Star’s liquidity or as an alternative to net income, operating income, or any other performance measures derived in accordance with GAAP.

EBITDA represents net income before interest, taxes, depreciation, and amortization.  Lone Star uses EBITDA:

•                                          as a liquidity measure, because Lone Star’s existing senior secured credit facility contains covenants relating to its Fixed Charge Coverage Ratio that uses EBITDA;

•                                          to evaluate and price potential acquisition candidates, which are evaluated and priced by other issuers in Lone Star’s industry based upon EBITDA;

•                                          to facilitate company to company comparisons by backing out potential differences caused by variations in capital structures (affecting interest expense), taxation, and the age and book depreciation of facilities and equipment (affecting relative depreciation expense), which may vary for different companies for reasons unrelated to operating performance; and

•                                          because EBITDA is a non-GAAP liquidity measure commonly used by oilfield services and supply companies.

However, EBITDA has limitations as an analytical tool, and you should not consider EBITDA in isolation or as a substitute for analysis of Lone Star’s results as reported under GAAP.  For example, EBITDA does not reflect:

•                                          Lone Star’s cash expenditures, or future requirements, for capital expenditures or contractual commitments;

•                                          changes in, or cash requirements for, Lone Star’s working capital needs;

•                                          Lone Star’s significant interest expense, or the cash requirements necessary to service interest and principal payments on Lone Star’s debts;

•                                          any cash requirements for the replacement of assets being depreciated and amortized, which will often have to be replaced in the future, even though depreciation and amortization are non-cash charges; and

•                                          the fact that other companies in Lone Star’s industry may calculate EBITDA differently than Lone Star does, which limits its usefulness as a comparative measure.

Because of these limitations, you should not consider EBITDA as a measure of discretionary cash available to Lone Star to invest in the growth of its business.  Lone Star compensates for these limitations by relying primarily on Lone Star’s GAAP results and by using EBITDA only supplementally.

Graphic representation of casing situated below Lone Star Technologies, Inc. star logo.

Slide 29

Investment Considerations

•                                          Leading market positions in core products

•                                          Strategic alliances provide production flexibility

•                                          Focused cost management

•                                          Strong balance sheet

•                                          Disciplined corporate development program

Graphic representation of various tubular products.

Slide 30

Graphic representation of various tubular products labeled with the Star Energy Group, Lone Star Steel, Fintube, Wheeling, Bellville Tube and Delta logos.  A large star graphic is centered in front of the tubular products.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

LONE STAR TECHNOLOGIES, INC.

/s/ Charles J. Keszler
Charles J. Keszler
Vice President and
Chief Financial Officer

Date: October 20, 2004